                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2001







                            OXFORD HEALTH PLANS, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                       0-19442                06-1118515
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                 File Number)          Identification No.)


48 Monroe Turnpike, Trumbull, Connecticut                               06611
(Address of principal executive offices)                              (Zip Code)


                                 (203) 459-6000
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         The Company's Press Releases each dated November 6, 2001 announcing additional authority under its Share Repurchase Program and its third quarter 2001 results of operations are attached as Exhibits hereto and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

         (c)   Exhibits

                  99(a)    Share Repurchase Press Release dated November 6, 2001

                  99(b)    Earnings Press Release dated November 6, 2001

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                   OXFORD HEALTH PLANS, INC.


Date: November 6, 2001                             By:  /s/ MARC M. KOLE
                                                      ------------------------
                                                            MARC M. KOLE
                                                         Vice President and
                                                      Chief Accounting Officer

                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX



Exhibit                                                                    Page
Number       Description of Document                                      Number
------       -----------------------                                      ------
 99(a)       Share Repurchase Press Release dated November 6, 2001          5
 99(b)       Earnings Press Release dated November 6, 2001                  7